                           COLLABORATION AGREEMENT
                                  BETWEEN
                           CONDUCTUS, INC. AND CTI
                        EFFECTIVE SEPTEMBER 19, 1995

                       TABLE OF CONTENTS
ARTICLE 1.0  Definitions. (Refer also to Figure 1).......................... 1
ARTICLE 2.0  Selection of JOINT DEVELOPMENT PROJECTS........................ 2
ARTICLE 3.0  Marketing and Supply Agreements................................ 2
ARTICLE 4.0  Discussion of Future Projects.................................. 2
ARTICLE 5.0  Intellectual Property Rights................................... 3
  5.1  Ownership............................................................ 3
  5.2. Grant of License..................................................... 3
  5.3  Confidentiality...................................................... 3
ARTICLE 6.0  Term of This Agreement......................................... 3
  6.1 Term.................................................................. 3
  6.2 Termination for Default............................................... 3
  6.3 Termination at Option of a Party...................................... 4
  6.4  Rights and Obligations on Expiration or Termination.................. 4
ARTICLE 7.0  Warranty Disclaimer............................................ 4
ARTICLE 8.0  Miscellaneous.................................................. 4
  8.1 Entire Agreement...................................................... 4
  8.2 Assignability......................................................... 4
  8.3 Severability.......................................................... 4
  8.4 Notice and Reports.................................................... 5
  8.5 Relationships of the Parties.......................................... 5
  8.6 Waiver................................................................ 5
  8.7 Limited Liability..................................................... 5
  8.8 Export Control........................................................ 5
Figure 1.................................................................... 7
Exhibit B: Proprietary Information Disclosure Agreement..................... 8

                             Page i

                               COLLABORATION AGREEMENT
                                      BETWEEN
                                CONDUCTUS, INC. AND CTI

This Agreement is effective beginning September ___, 1995 and is between Conductus, Inc., a Delaware corporation with a place of business at 969 West Maude Avenue, Sunnyvale, California 94086 ("Conductus") and CTI-CRYOGENICS, a division of Helix Technology Corporation, with a place of business at Nine Hampshire Street, Mansfield Corporate Center, Mansfield, Massachusetts 02048-9171 ("CTI").

WHEREAS Conductus is a corporation in the business of developing, manufacturing and marketing products based upon superconductivity and its applications;

WHEREAS superconductor applications require the use of application-specific cryogenic packages for optimal performance;

WHEREAS CTI is a corporation in the business of providing cryogenic solutions, including the design of total cryogenic packages and the manufacture and sale of refrigeration systems;

WHEREAS the parties are interested in collaborative development of total cryogenic packages for Conductus products;

NOW, THEREFORE, in consideration of the agreements and covenants contained hereunder, the parties agree as follows:

ARTICLE 1.0  DEFINITIONS. (REFER ALSO TO FIGURE 1)

AGREEMENT means this Collaboration Agreement including any Exhibits and/or
Riders.

DEWAR means and includes containers for holding liquefied gases such as helium and nitrogen or vacuum chambers for superconductivity and related components that are cooled by a refrigeration system.

REFRIGERATION SYSTEM means and includes CTI Gifford-McMahon refrigerators, Stirling refrigerators and the like, which are not specifically adapted for use in a particular product. REFRIGERATION SYSTEM does not include DEWAR.

CRYOGENIC INTERCONNECT PACKAGE means and includes devices and components for connecting a REFRIGERATION SYSTEM with a CONDUCTUS PRODUCT.

CONDUCTUS PRODUCT means and includes superconducting and other components, certain of which components are housed in a DEWAR. When combined with a CRYOGENIC INTERCONNECT PACKAGE and REFRIGERATION SYSTEM, a salable system or subsystem is formed.

INTERFACE means that specification which defines the connector from the CONDUCTUS PRODUCT to the CRYOGENIC INTERCONNECT PACKAGE.

JOINT DEVELOPMENT PROJECT ("JDP") means and includes any project authorized under this AGREEMENT for the development of a CRYOGENIC INTERCONNECT PACKAGE for a CONDUCTUS PRODUCT.

PROJECT INTELLECTUAL PROPERTY means inventions, creations, processes, mask works, works of authorship, software or know-how and improvements thereto, whether or not patentable or copyrightable, conceived, developed or reduced to practice in the course of performance of a JDP.

BACKGROUND INTELLECTUAL PROPERTY means intellectual property of a party, other than PROJECT INTELLECTUAL PROPERTY necessary or useful to the development or manufacture of CRYOGENIC INTERCONNECT PACKAGES for CONDUCTUS PRODUCTS subject to a JDP.

ARTICLE 2.0  SELECTION OF JOINT DEVELOPMENT PROJECTS.

JDPs shall be selected by approval of an authorized representative of each party. The initial JDP shall be for the development of a CRYOGENIC INTERCONNECT PACKAGE for an NMR Probe ("NMR JDP"). The NMR JDP is attached hereto as Exhibit A.

ARTICLE 3.0  MARKETING AND SUPPLY AGREEMENTS.

The parties agree to negotiate in good faith for an exclusive dealing relationship for a limited time with respect to CRYOGENIC INTERCONNECT PACKAGES developed under JDPs.

ARTICLE 4.0  DISCUSSION OF FUTURE PROJECTS.

Conductus shall discuss its requirements for CRYOGENIC INTERCONNECT PACKAGES for additional CONDUCTUS PRODUCTS, excluding products for which it intends to solely develop or design the CRYOGENIC INTERCONNECT PACKAGE, with CTI for a period of thirty (30) days prior to pursuing discussions with any third party.

CTI shall notify Conductus at least thirty (30) days prior to entering into any agreement with a third party to provide consulting services, develop or manufacture CRYOGENIC INTERCONNECT PACKAGES for applications which directly compete with CONDUCTUS PRODUCTS.

ARTICLE 5.0  INTELLECTUAL PROPERTY RIGHTS.

5.1  OWNERSHIP.

Each Party shall own the title to any Project Intellectual Property made solely by its employees or agents. Title to jointly made Project Intellectual Property shall be jointly owned.

5.2. GRANT OF LICENSE.

The parties expect that each JDP under this AGREEMENT will contain provisions under which, upon termination of any supply agreement for a CRYOGENIC INTERCONNECT PACKAGE developed under such JDP, CTI will grant Conductus a license to make, have made, use, sell or have sold products incorporating the CRYOGENIC INTERCONNECT PACKAGE developed under the JDP for use with the CONDUCTUS PRODUCT on mutually agreed terms.

5.3  CONFIDENTIALITY.

This AGREEMENT is subject to the provisions of the Proprietary Information Disclosure Agreement between Conductus and CTI, dated June 21, 1994, which is attached hereto as Exhibit B and incorporated herein by reference. The Proprietary Information Disclosure Agreement is hereby amended to expire concurrently with the later of expiration of this AGREEMENT or of the last JDP under this AGREEMENT.

Notwithstanding any provision of the Proprietary Information Disclosure Agreement to the contrary, Conductus may release a mutually agreed upon INTERFACE to a third party, provided it shall provide CTI with 30 days notice of the identity of the third party and its intention to release the INTERFACE.

ARTICLE 6.0  TERM OF THIS AGREEMENT.

6.1 TERM.

Unless terminated by either party pursuant to the provisions of this section, this Agreement shall continue in effect for a period of three (3) years from the effective date (the "Initial Term"), and shall thereafter be extendable by written agreement of the parties.

6.2 TERMINATION FOR DEFAULT.

If either party materially breaches any provision of this Agreement and such breach is not cured within sixty (60) days (or ten days in the case of non-payment) after notice, the other party may terminate this Agreement.

6.3 TERMINATION AT OPTION OF A PARTY

Either party may terminate this AGREEMENT upon sixty (60) days notice to the other party. Such termination shall not effect a termination of any JDP in effect at the time of termination of this AGREEMENT.

6.4  RIGHTS AND OBLIGATIONS ON EXPIRATION OR TERMINATION.

The following provisions shall survive the expiration or termination of this
Agreement: Sections 5 through 8.

Should CTI decide to forego or to discontinue manufacture of a JDP CRYOGENIC INTERCONNECT PACKAGE during the term of this Agreement or at any time after its expiration, CTI will use its best efforts to transfer CRYOGENIC INTERCONNECT PACKAGE manufacture to Conductus.

ARTICLE 7.0  WARRANTY DISCLAIMER.
NEITHER PARTY MAKES ANY WARRANTIES WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, AND EACH PARTY DISCLAIMS ALL WARRANTIES, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

ARTICLE 8.0  MISCELLANEOUS.

8.1 ENTIRE AGREEMENT.

This Agreement represents the entire agreement of the parties regarding the subject matter hereof and supersedes all prior agreements, understandings and negotiations regarding the same. This Agreement may not be changed, modified or amended except by a written instrument signed by both parties.

8.2 ASSIGNABILITY.

This Agreement or any part hereof may not be assigned by either party without the prior consent of the other party; provided, however, that either party may assign this Agreement to any entity which acquires substantially all of its assets or business, provided that the assignor remains obligated hereunder.

8.3 SEVERABILITY.

If any provision of this Agreement shall be held illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

8.4 NOTICE AND REPORTS.

All notices, consents or approvals required by this Agreement shall be in writing sent by certified or registered air mail, postage prepaid or by facsimile or cable (confirmed by such certified or registered mail) to the parties at the addresses first specified above or such other addresses as may be designated in writing by the respective parties.

8.5 RELATIONSHIPS OF THE PARTIES.

Both parties are independent contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute the parties as partners, agents or joint ventures with respect to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

8.6 WAIVER.

The waiver by either party of a breach of any provisions contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

8.7 LIMITED LIABILITY.

NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE OBLIGATED OR LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES OR (III) FOR ANY FAILURE OR DELAY DUE TO MATTERS BEYOND ITS REASONABLE CONTROL.

8.8 EXPORT CONTROL.

Conductus agrees to comply with all export laws and restrictions and regulations of the Department of Commerce or other United States or foreign agency or authority, and not to export, or authorize the export or re-export of any Product (or technical data or information related thereto) or any direct product thereof in violation of any such restrictions, laws of regulations, or, without all necessary licenses and approvals, to Afghanistan, the People's Republic of China or any Group Q, S, W, Y or Z country specified in the then current Supplement No. 1 to Section 770 of the U.S. Export Administration Regulations (or any successor supplement or regulations). Conductus will notify its customers of the obligation to comply with such export laws and regulations.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written in multiple counterparts, each of which shall be considered an original.

FOR CONDUCTUS:                           FOR CTI:
By:    /S/                               By:    /S/
       --------------------------------         -------------------------------
Name:  William J. Tamblyn                Name:  Charles G. Chappell
Title: V.P. & CFO                        Title: Director of Contracts
Date:  9/20/95                           Date:  9/19/95

                           [GRAPHIC FOR FIGURE 1]



                  Interface


          Dewar                  Cyrogenic               Refrigeration
                                Interconnect                System
     Conductus Product            Package



                               Salable Product


                                  FIGURE 1

PROPRIETARY INFORMATION DISCLOSURE AGREEMENT


This agreement, dated this 21st day of June, 1994 is by and between:

Conductus, Inc. (or one of its divisions, subsidiaries or affiliated companies, or by its predecessors or successors in business) having its principal place of business located at 969 West Maude Avenue, Sunnyvale, CA 94086, and CTI-CRYOGENICS, A Division of Helix Technology Corporation ("CTI"), Nine Hampshire Street, Mansfield Corporate Center, Mansfield, Massachusetts 02048-9171 (hereinafter "the Parties").

Whereas, the Parties anticipate entering into business discussions which may require disclosure of certain Information considered company confidential or proprietary to one or both of the Parties.

Whereas, the Parties wish to set forth their understanding with respect to protection of such information.

Now therefore, in consideration of the mutual covenants and promises hereinafter set forth and other good and valuable consideration, the Parties agree as follows:

1. Proprietary Information that will be exchanged under the terms and conditions of this agreement shall be limited to the following subject(s) Information related to Conductus' developing products for high temperature superconducting systems, including microwave filters and resonators and NMR probes and cryogenics for the same.

2. Proprietary Information shall include, without limitation, technical information, designs, drawings, calculations test results, manufacturing processes and procedures, material specifications, financial and marketing information. Such Information may be exchanged orally, by video display, electronically, in writing, or through exchange of other business documents, hardware or software.

3. The Parties shall use their best efforts to protect and keep confidential, all information exchanged between them. Parties shall not disclose proprietary information (of the other Party) to a third party without first obtaining written permission of the disclosing Party.

4. To the extent that Proprietary Information is disclosed , said Information must be in writing and marked either "Company
       Confidential" or "Proprietary" (of with a "Limited Rights" or "Government Purpose License Rights" legend), or if disclosed orally, must be identified as "Company Confidential" or "Proprietary" at the said first oral disclosure, be reduced to a written summary form, marked (as above) and provided to the other Party with thirty days of said first oral disclosure.

Page 2.

5. Proprietary Information exchanged hereunder, shall be disclosed only to those employees of the Parties having need to know in order to carry out the purpose of the business discussions. Each such employee shall be notified of the proprietary nature of information being disclosed, and shall be informed of, and required to carry out, the responsibility to maintain confidentiality in accordance with the terms and conditions of this agreement.

6. Except for subsequent purchase orders, contracts or other related written agreements between the Parties, neither party to this Agreement will make use of Proprietary Information of the other party for its own benefit or for the benefit of any other person or organization (other than the disclosing party).

7. Proprietary Information disclosed hereunder shall remain the exclusive property of the disclosing party, and no rights under any United States or foreign patents or any license, certification or other rights are conveyed hereby.

8. All Proprietary Information and copies thereof, disclosed hereunder, shall be returned to the disclosing party at the conclusion of business discussions or any resulting purchase order, contract or other agreement between the parties, or upon written request of the disclosing party, within 10 days of receipt of such request.

9. The obligations of the Parties with respect to maintenance of confidentiality set forth heretofore, shall not apply to any information disclosed by either party which:

          (a) is known to the other party prior to disclosure hereunder, as evidenced by written records;

          (b) is disclosed without restriction by an unrelated third party who is in lawful possession thereof and who has the right to make such disclosure;

          (c) is, when disclosed, or shall subsequently have become, public knowledge by publication, product release or otherwise, and through no fault of the party to whom disclosure was made;

          (d) is disclosed after having received written notification that the other party does not wish to receive further Proprietary Information;

          (e) is independently discovered or developed without reference to Proprietary Information disclosed hereunder.

Page 3.

10. The authorization for representatives of the Parties to exchange Proprietary Information hereunder shall terminate three (3) years from the effective date of this Agreement or at such earlier time as may be stated by either party in writing. The obligation of the Parties to protect Proprietary Information and to maintain confidentiality set forth heretofore, shall terminate upon written agreement of the Parties that no further state of confidentiality exists with respect to a disclosure or set of disclosures or, in any event, with respect to all disclosures, two (2) years from the date of the last documented disclosure hereunder.

11. This Agreement constitutes the complete agreement between the Parties with respect to the disclosure of Proprietary Information regarding the subject(s) set forth in paragraph 2 hereof, and may not be amended except in writing.

12. All notices under Section 10 or any other section of this Agreement shall be deemed delivered if deposited with the U.S. Postal Service, first-class postage prepaid, addressed to the Designated Agent of the Party intended to receive such notice as follows:

       If to CONDUCTUS:                If to HELIX:
       Dr. Linda Capuano               Dr. Peter Kerney
       Vice President                  Mansfield Corporate Center
       Conductus, Inc.                 Nine Hampshire Street
       969 West Maude Ave.             Mansfield, MA 02048
       Sunnyvale, CA 94086

       In witness whereof, the Parties have caused this agreement to be executed as of the date first set forth above.

CTI-CRYOGENICS
A Division of Helix Technology Corporation


BY: /s/ Charles G. Chappell

NAME: Charles G. Chappell

TITLE: Director of Contracts
DATE: June 21, 1994

AGREED TO AND ACCEPTED BY:

Conductus, Inc

NAME: /s/ Linda A. Capuano
      --------------------

TITLE: VP
       -------------------
DATE:  7-21-94
      --------------------

                         AGREEMENT  BETWEEN
                      CONDUCTUS, INC. AND CTI
                                FOR
                   JOINT DEVELOPMENT PROJECT FOR
           CRYOGENIC INTERCONNECT PACKAGE FOR NMR PROBE

                      EFFECTIVE SEPTEMBER 19, 1995

                            TABLE OF CONTENTS
ARTICLE 1.0  Definitions.................................................... 1
ARTICLE 2.0  CONTACT POINT.................................................. 2
ARTICLE 3.0  TECHNICAL TEAM................................................. 2
ARTICLE 4.0  Conductus Responsibilities..................................... 2
ARTICLE 5.0  CTI Responsibilities........................................... 3
ARTICLE 6.0  Exclusive Dealing Relationship................................. 3
ARTICLE 7.0  Intellectual Property Rights................................... 3
  7.1  Ownership............................................................ 3
  7.2. Grant of License..................................................... 3
  7.3  Confidentiality...................................................... 3
ARTICLE 8.0  Term of This Agreement......................................... 4
  8.1 Term.................................................................. 4
  8.2 Termination  by Mutual Agreement...................................... 4
  8.3 Termination for Default............................................... 4
  8.4 Termination at Option of a Party...................................... 4
  8.3  Rights and Obligations on Expiration or Termination.................. 4
ARTICLE 9.0  Warranty Disclaimer............................................ 4
ARTICLE 10.0  Miscellaneous................................................. 5
  10.1 Entire Agreement..................................................... 5
  10.2 Assignability........................................................ 5
  10.3 Severability......................................................... 5
  10.4 Notice and Reports................................................... 5
  10.5 Relationships of the Parties......................................... 5
  10.6 Waiver............................................................... 6
  10.7 Limited Liability.................................................... 6
  10.8 Export Control....................................................... 6
Exhibit A: Statement of Work Subject Probe Cryogenic Interconnect Package
Development................................................................. 7
  1. General................................................................ 7
  2. CTI Scope of Work...................................................... 7
     2.1 Cryogenic Interconnect Package Development......................... 7

Page i

     2.2 Documentation...................................................... 7
     2.3 Procedures/Manual.................................................. 7
     2.4 Qualification Tests................................................ 7
     2.5 Engineering Support................................................ 8
     2.6 Prototype Delivery................................................. 8
     2.7 Volume Shipment.................................................... 8
     2.8 Final Documentation................................................ 8
Exhibit B: Proprietary Information Disclosure Agreement..................... 9

Page ii

                                AGREEMENT BETWEEN
                              CONDUCTUS, INC. AND CTI
                                        FOR
                           JOINT DEVELOPMENT PROJECT FOR
                   CRYOGENIC INTERCONNECT PACKAGE FOR NMR PROBE


This Agreement is effective beginning September ___, 1995 and is between Conductus, Inc., a Delaware corporation with a place of business at 969 West Maude Avenue, Sunnyvale, CA 94086 ("Conductus") and CTI-CRYOGENICS, a division of Helix Technology Corporation, with a place of business at Nine Hampshire Street, Mansfield Corporate Center, Mansfield, Massachusetts 02048-9171 ("CTI").

WHEREAS Conductus and CTI have entered into a COLLABORATION AGREEMENT for the development of certain CRYOGENIC INTERCONNECT PACKAGES;

WHEREAS Conductus is developing an NMR probe ("SUBJECT PROBE") under an exclusive development relationship with Varian, Inc.;

WHEREAS Conductus has manufactured a prototype of the SUBJECT PROBE, including a cryogenic package;

WHEREAS CTI is a corporation in the business of providing cryogenic solutions, including the design of total cryogenic packages and the manufacture and sale of refrigeration systems;

WHEREAS the parties are interested in collaborative development of an improved, lower cost total cryogenic package for the SUBJECT PROBE;

NOW, THEREFORE, in consideration of the agreements and covenants contained hereunder, the parties agree as follows:

ARTICLE 1.0  DEFINITIONS.

AGREEMENT means this Joint Development Agreement including any Exhibits and/or Riders.

COLLABORATION AGREEMENT means the Collaboration Agreement between Conductus, Inc. and CTI dated on even date herewith, including any Exhibits and/or Riders.

SUBJECT PROBE means and includes the NMR probe subsystem being developed by Conductus for Varian.

REFRIGERATION SYSTEM means a CTI Gifford-McMahon refrigerator, which is not specifically adapted for use in a particular product.

CRYOGENIC INTERCONNECT PACKAGE means and includes devices and other components for connecting a REFRIGERATION SYSTEM with other components of the SUBJECT PROBE.

CONTACT POINT means that representative of each party, having the authority to oversee and coordinate the development work, to set the general direction of the work, and to specify allocation of personnel, funds and other assets of projects pursued under this AGREEMENT. The Conductus CONTACT POINT is Duncan MacMillan. The CTI CONTACT POINT is Peter Kerney.

TECHNICAL TEAM means representatives of each party assigned to carry out tasks under the JDP.

PROJECT INTELLECTUAL PROPERTY means inventions, creations, processes, mask works, works of authorship, software or know-how and improvements thereto, whether or not patentable or copyrightable, conceived, developed or reduced to practice in the course of performance of this AGREEMENT.

BACKGROUND INTELLECTUAL PROPERTY means intellectual property of a party, other than PROJECT INTELLECTUAL PROPERTY necessary or useful to the development or manufacture of CRYOGENIC INTERCONNECT PACKAGES for the SUBJECT PROBE. BACKGROUND INTELLECTUAL PROPERTY of Conductus includes, but is not limited to, the existing cryogenic package for the prototype SUBJECT PROBE.

ARTICLE 2.0  CONTACT POINT.

Each party's CONTACT POINT shall be responsible for project oversight and general direction of the development project, allocation of resources and manpower, and review and approval of specifications for the CRYOGENIC INTERCONNECT PACKAGE and overall salable product.

ARTICLE 3.0  TECHNICAL TEAM.

Each party shall appoint one or more members to the TECHNICAL TEAM. Members of each party's TECHNICAL TEAM shall cooperate and communicate to achieve the objectives of the JDP..

ARTICLE 4.0  CONDUCTUS RESPONSIBILITIES.

Conductus shall provide interface requirements and proposed performance specifications for the CRYOGENIC INTERCONNECT PACKAGE. Conductus shall make personnel available to CTI, as needed, to advise CTI on technical issues related to CRYOGENIC INTERCONNECT PACKAGE integration. Conductus shall be responsible for final approval of the design specifications of the

CRYOGENIC INTERCONNECT PACKAGE.

ARTICLE 5.0  CTI RESPONSIBILITIES.

CTI shall provide management, engineering personnel and resources to design, manufacture and deliver a CRYOGENIC INTERCONNECT PACKAGE as provided in the Statement of Work, attached hereto as Exhibit A and incorporated herein by reference.

CTI shall advise and assist Conductus in selection of one or more manufacturers for the CRYOGENIC INTERCONNECT ACE PACKAGE, which manufacturer may be a third party or CTI.

ARTICLE 6.0  EXCLUSIVE DEALING RELATIONSHIP.

Subject to the parties' agreement on specification, price and delivery, for a period of eighteen (18) months from the effective date of this AGREEMENT Conductus shall purchase all of its requirements for a CRYOGENIC INTERCONNECT PACKAGE and/or REFRIGERATION SYSTEM for the NMR PROBE from CTI and CTI shall not design or sell a CRYOGENIC INTERCONNECT PACKAGE for NMR Spectroscopy to a third party.

The parties agree to negotiate in good faith a supply agreement covering CRYOGENIC INTERCONNECT PACKAGE specifications, price, delivery terms and warranty.

Unless extended by mutual agreement of the parties, if the parties fail to reach agreement on a supply agreement within one hundred twenty (120) days of the effective date of this AGREEMENT, the obligation under this Article shall terminate.

ARTICLE 7.0  INTELLECTUAL PROPERTY RIGHTS.

7.1  OWNERSHIP.

Each Party shall own the title to any Project Intellectual Property made solely by its employees or agents. Title to jointly made Project
Intellectual Property shall be jointly owned.

7.2. GRANT OF LICENSE.

Unless otherwise agreed in a supply agreement negotiated in accordance with the provisions of Article 6.0, upon termination of this JDP, CTI shall grant Conductus a license on mutally agreed terms to make, have made, use, sell or have sold the CRYOGENIC INTERCONNECT PACKAGE and improvements thereon developed under this AGREEMENT for use with the SUBJECT PROBE.

7.3  CONFIDENTIALITY.

This AGREEMENT is subject to the provisions of the Proprietary Information Disclosure Agreement between Conductus and CTI, dated June 21, 1994, which is attached hereto as Exhibit B and incorporated herein by reference. The Proprietary Information Disclosure Agreement is hereby amended to expire concurrently with the later of expiration of this JDP or the COLLABORATION AGREEMENT.

Notwithstanding any provision of the Proprietary Information Disclosure Agreement to the contrary, Conductus may release a mutually agreed upon INTERFACE (reference Figure 1 of Collaboration Agreement) to a third party, provided it shall provide CTI with 30 days notice of the identity of the third party and its intention to release the INTERFACE.

ARTICLE 8.0  TERM OF THIS AGREEMENT.

8.1 TERM.

Unless terminated by either party pursuant to the provisions of this section, this Agreement shall continue in effect for a period of eighteen (18) months from the effective date (the "Initial Term"), and shall thereafter be extendable by written agreement of the parties.

8.2 TERMINATION  BY MUTUAL AGREEMENT

This JDP may be terminated at any time by mutual agreement of the parties.

8.3 TERMINATION FOR DEFAULT.

If either party materially breaches any provision of this Agreement and such breach is not cured within sixty (60) days (or ten days in the case of non-payment) after notice, the other party may terminate this Agreement.

8.4 TERMINATION AT OPTION OF A PARTY

Either party may terminate this AGREEMENT upon sixty (60) days notice to the other party.

8.3  RIGHTS AND OBLIGATIONS ON EXPIRATION OR TERMINATION.

(a) The following provisions shall survive the expiration or termination of this Agreement: Sections 7 through 10.

(b) Should CTI decide to forego or to discontinue manufacture of the CRYOGENIC INTERCONNECT PACKAGE during the term of this AGREEMENT or at any time after its expiration, CTI will use its best efforts to transfer CRYOGENIC INTERCONNECT PACKAGE manufacture to Conductus.

ARTICLE 9.0  WARRANTY DISCLAIMER.

EXCEPT AS SEPARATELY AGREED IN THE SUPPLY AGREEMENT TO BE NEGOTIATED UNDER
ARTICLE 6, NEITHER PARTY MAKES ANY WARRANTIES WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, AND EACH PARTY DISCLAIMS ALL WARRANTIES, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

ARTICLE 10.0  MISCELLANEOUS.

10.1 ENTIRE AGREEMENT.

This Agreement represents the entire agreement of the parties regarding the subject matter hereof and supersedes all prior agreements, understandings and negotiations regarding the same. This Agreement may not be changed, modified, amended or supplemented except by a written instrument signed by both parties. Furthermore, it is the intention of the parties that this Agreement be controlling over any order, confirmation, invoice or similar document, even if accepted in writing by both parties, and that waivers and amendments shall be effective only if made by non-pre-printed agreements clearly understood by both parties to be an amendment or waiver.

10.2 ASSIGNABILITY.

This Agreement or any part hereof may not be assigned by either party without the prior consent of the other party; provided, however, that either party may assign this Agreement to any entity which acquires substantially all of its assets or business, provided that the assignor remains obligated hereunder.

10.3 SEVERABILITY.

If any provision of this Agreement shall be held illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

10.4 NOTICE AND REPORTS.

All notices, consents or approvals required by this Agreement shall be in writing sent by certified or registered air mail, postage prepaid or by facsimile or cable (confirmed by such certified or registered mail) to the parties at the addresses first specified above or such other addresses as may be designated in writing by the respective parties.

10.5 RELATIONSHIPS OF THE PARTIES.

Both parties are independent contractors under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute the parties as partners, agents or joint ventures with respect to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other party or to bind the other party to any contract, agreement or undertaking with any third party.

10.6 WAIVER.

The waiver by either party of a breach of any provisions contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

10.7 LIMITED LIABILITY.

NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE OBLIGATED OR LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES OR (III)

FOR ANY FAILURE OR DELAY DUE TO MATTERS BEYOND ITS REASONABLE CONTROL.

10.8 EXPORT CONTROL.

Conductus agrees to comply with all export laws and restrictions and regulations of the Department of Commerce or other United States or foreign agency or authority, and not to export, or authorize the export or re-export of any Product (or technical data or information related thereto) or any direct product thereof in violation of any such restrictions, laws of regulations, or, without all necessary licenses and approvals, to Afghanistan, the People's Republic of China or any Group Q, S, W, Y or Z country specified in the then current Supplement No. 1 to Section 770 of the U.S. Export Administration Regulations (or any successor supplement or regulations). Conductus will notify its customers of the obligation to comply with such export laws and regulations.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below in multiple counterparts, each of which shall be considered an original.

FOR CONDUCTUS:                         FOR CTI:

By:   /S/                              By: /S/
      --------------------------------     ------------------------------------
Name: William J. Tamblyn               Name:  Charles G. Chappell
Title: V.P. and CFO                    Title: Director of Contracts
Date:  9/20/95                         Date:  9/19/95

                             EXHIBIT A
                          STATEMENT OF WORK
         SUBJECT PROBE CRYOGENIC INTERCONNECT PACKAGE DEVELOPMENT


1. GENERAL

This Statement of Work describes the effort to be provided by CTI and Conductus under their Joint Development Project for the development of a cryogenic interconnect package for the Conductus superconducting NMR probe. These tasks will be performed on a best efforts basis.

2. CTI SCOPE OF WORK

Work to be performed by CTI shall include the following tasks associated with the design of a superconducting NMR spectroscopy probe CRYOGENIC INTERCONNECT PACKAGE:

2.1 Cryogenic Interconnect Package Development

Develop a cost optimized closed-cycle, gas-flow cooling loop to Conductus' performance specifications. Components include:

          - Heat exchange system on Gifford-McMahon coldhead;
          - Vacuum enclosure;
          - Gas flow control manifold;
          - Cryogenic transfer line and probe interconnect;
          - Support stand;
          - Fault protection/automatic fault shutdown.

Mutually define the INTERFACE.

2.2 Documentation

Provide full engineering documentation, including:

          Y engineering drawings;
          Y bill of materials;
          Y test results;
          Y manufacturing procedures.

2.3 Procedures/Manual

Develop customer operating procedures including installation, startup, shutdown, customer troubleshooting. Provide operating manual.

2.4 Qualification Tests

Develop qualification tests, subject to Conductus' approval. Provide documentation for qualification tests.

2.5 Engineering Support

Provide engineering support for delivered units, including:

          Y diagnosis of vibration interference;
          Y diagnosis of poor thermal performance;
          Y diagnosis of user interface problems.

2.6 Prototype Delivery

Provide prototype on a best efforts basis within 3 months after agreement on specifications.

2.7 Volume Shipment

Provide mutually acceptable volume shipment capability within 3 months after Conductus acceptance of prototype.

2.8 Final Documentation

Provide all documentation within 3 months after Conductus acceptance of the prototype.

PROPRIETARY INFORMATION DISCLOSURE AGREEMENT


This agreement, dated this 21st day of June, 1994 is by and between:

Conductus, Inc. (or one of its divisions, subsidiaries or affiliated companies, or by its predecessors or successors in business) having its principal place of business located at 969 West Maude Avenue, Sunnyvale, CA 94086, and CTI-CRYOGENICS, A Division of Helix Technology Corporation ("CTI"), Nine Hampshire Street, Mansfield Corporate Center, Mansfield, Massachusetts 02048-9171 (hereinafter "the Parties").

Whereas, the Parties anticipate entering into business discussions which may require disclosure of certain Information considered company confidential or proprietary to one or both of the Parties.

Whereas, the Parties wish to set forth their understanding with respect to protection of such information.

Now therefore, in consideration of the mutual covenants and promises hereinafter set forth and other good and valuable consideration, the Parties agree as follows:

1. Proprietary Information that will be exchanged under the terms and conditions of this agreement shall be limited to the following subject(s) Information related to Conductus' developing products for high temperature superconducting systems, including microwave filters and resonators and NMR probes and cryogenics for the same.

2. Proprietary Information shall include, without limitation, technical information, designs, drawings, calculations test results, manufacturing processes and procedures, material specifications, financial and marketing information. Such Information may be exchanged orally, by video display, electronically, in writing, or through exchange of other business documents, hardware or software.

3. The Parties shall use their best efforts to protect and keep confidential, all information exchanged between them. Parties shall not disclose proprietary information (of the other Party) to a third party without first obtaining written permission of the disclosing Party.

4. To the extent that Proprietary Information is disclosed , said Information must be in writing and marked either "Company
       Confidential" or "Proprietary" (of with a "Limited Rights" or "Government Purpose License Rights" legend), or if disclosed orally, must be identified as "Company Confidential" or "Proprietary" at the said first oral disclosure, be reduced to a written summary form, marked (as above) and provided to the other Party with thirty days of said first oral disclosure.

Page 2.

5. Proprietary Information exchanged hereunder, shall be disclosed only to those employees of the Parties having need to know in order to carry out the purpose of the business discussions. Each such employee shall be notified of the proprietary nature of information being disclosed, and shall be informed of, and required to carry out, the responsibility to maintain confidentiality in accordance with the terms and conditions of this agreement.

6. Except for subsequent purchase orders, contracts or other related written agreements between the Parties, neither party to this Agreement will make use of Proprietary Information of the other party for its own benefit or for the benefit of any other person or organization (other than the disclosing party).

7. Proprietary Information disclosed hereunder shall remain the exclusive property of the disclosing party, and no rights under any United States or foreign patents or any license, certification or other rights are conveyed hereby.

8. All Proprietary Information and copies thereof, disclosed hereunder, shall be returned to the disclosing party at the conclusion of business discussions or any resulting purchase order, contract or other agreement between the parties, or upon written request of the disclosing party, within 10 days of receipt of such request.

9. The obligations of the Parties with respect to maintenance of confidentiality set forth heretofore, shall not apply to any information disclosed by either party which:

          (a) is known to the other party prior to disclosure hereunder, as evidenced by written records;

          (b) is disclosed without restriction by an unrelated third party who is in lawful possession thereof and who has the right to make such disclosure;

          (c) is, when disclosed, or shall subsequently have become, public knowledge by publication, product release or otherwise, and through no fault of the party to whom disclosure was made;

          (d) is disclosed after having received written notification that the other party does not wish to receive further Proprietary Information;

          (e) is independently discovered or developed without reference to Proprietary Information disclosed hereunder.

Page 3.

10. The authorization for representatives of the Parties to exchange Proprietary Information hereunder shall terminate three (3) years from the effective date of this Agreement or at such earlier time as may be stated by either party in writing. The obligation of the Parties to protect Proprietary Information and to maintain confidentiality set forth heretofore, shall terminate upon written agreement of the Parties that no further state of confidentiality exists with respect to a disclosure or set of disclosures or, in any event, with respect to all disclosures, two (2) years from the date of the last documented disclosure hereunder.

11. This Agreement constitutes the complete agreement between the Parties with respect to the disclosure of Proprietary Information regarding the subject(s) set forth in paragraph 2 hereof, and may not be amended except in writing.

12. All notices under Section 10 or any other section of this Agreement shall be deemed delivered if deposited with the U.S. Postal Service, first-class postage prepaid, addressed to the Designated Agent of the Party intended to receive such notice as follows:

       If to CONDUCTUS:                If to HELIX:
       Dr. Linda Capuano               Dr. Peter Kerney
       Vice President                  Mansfield Corporate Center
       Conductus, Inc.                 Nine Hampshire Street
       969 West Maude Ave.             Mansfield, MA 02048
       Sunnyvale, CA 94086

       In witness whereof, the Parties have caused this agreement to be executed as of the date first set forth above.

CTI-CRYOGENICS
A Division of Helix Technology Corporation


BY: /s/ Charles G. Chappell

NAME: Charles G. Chappell

TITLE: Director of Contracts
DATE: June 21, 1994

AGREED TO AND ACCEPTED BY:

Conductus, Inc

NAME: /s/ Linda A. Capuano
      --------------------

TITLE: VP
       -------------------
DATE:  7-21-94
      --------------------